EXHIBIT 99.1

Community Capital Corporation Reports Earnings and Announces Quarterly Cash Dividend

GREENWOOD, S.C., July 23, 2008 (PRIME NEWSWIRE) -- Community Capital Corporation (Nasdaq:CPBK) reports operating results for the six months and quarter ending June 30, 2008.

Net income for the three months ended June 30, 2008 decreased 76% to $427,000, or $0.10 per diluted share from $1,788,000, or $0.40 per diluted share for the same period in 2007. The company recorded provision for loan losses of $2.5 million during the second quarter of 2008 compared to $125,000 during the second quarter of 2007. Non-performing assets increased $913,000 to $18.7 million at June 30, 2008 from $17.9 million at March 31, 2008, primarily as a result of the deterioration of one lending relationship. Return on average assets for the quarter was 0.22% for 2008 compared to 0.95% for the same period in 2007. Return on average equity was 2.63% for the quarter ended June 30, 2008 compared to 11.64% for the same period in 2007.

Net income for the six months ended June 30, 2008 decreased 65% to $1,208,000 from $3,418,000 for the same period in 2007. Diluted earnings per share for the six month period ended June 30, 2008 decreased 65% to $0.27 from $0.77 for the six months ended June 30, 2007. The company recorded provision for loan losses of $4.5 million during the first six months of 2008 compared to $325,000 during the first six months of 2007. Non-performing assets increased $16.1 million to $18.7 million at June 30, 2008 from $2.6 million at December 31, 2007. Return on average assets for the six months was 0.31% for 2008 compared to 0.93% for the same period in 2007. Return on average equity for the six months was 3.72% in 2008 compared to 11.33% for the same period in 2007.

Total assets increased 1.81% to $782,648,000 at June 30, 2008 from $768,697,000 as of June 30, 2007. Total loans increased $30,788,000 or 5.01% to $644,895,000 at June 30, 2008, compared to $614,107,000 at June 30, 2007. Total deposits decreased $17,167,000 or 3.32% to $499,291,000 at June 30, 2008 from $516,458,000 at June 30, 2007.

William G. Stevens, President/CEO of Community Capital Corporation, stated, "We continue to be disappointed by the continued credit costs, but are encouraged that our credit issues are not systemic. In fact, the increase in non-performing assets resulted primarily from one lending relationship. Also, the increase in our provision was necessary to cover valuation issues on two loans that have been under severe scrutiny by our management team. We continue to take a very conservative approach on all aspects of managing our loan portfolio, especially collateral valuations.

"We are purposely not growing our balance sheet during these difficult economic times. However, our core banking operation, capital standings and very efficient operation give us confidence that the ensuing quarters will show much improved results. Net interest margin continues to increase from 3.46% for the first quarter to 3.61% for the second quarter in spite of the tremendous funding pressures on all banks.

"Due to our strong capital position, the board of directors has declared a $0.15 dividend." The quarterly cash dividend of $0.15 per share is payable by September 5, 2008 to shareholders of record as of August 22, 2008. Community Capital Corporation has a dividend reinvestment and additional stock purchase plan. Information on the plan may be obtained from Registrar and Transfer Company, the plan administrator, at 800-368-5948.

Community Capital Corporation is the parent company of CapitalBank, which operates 18 community oriented branches throughout upstate South Carolina that offer a full array of banking services, including a diverse wealth management group. Additional information on CapitalBank's locations and the products and services offered are available at www.capitalbanksc.com .

Certain matters set forth in this news release may contain forward-looking statements that are provided to assist in the understanding of anticipated future financial performance. However, such performance involves risks and uncertainties that may cause actual results to differ materially from those in such statements. For a discussion of certain factors that may cause such forward-looking statements to differ materially from the Company's actual results, see the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2008.

 Financial Highlights

 (Dollars in thousands,       Three Months Ended     Six Months Ended
 except per share data)            June 30                June 30
                              2008         2007       2008        2007
 Earnings Summary              (Unaudited)             (Unaudited)

 Interest income           $   10,944 $   12,216 $   22,807 $   23,691
 Interest expense               4,522      6,315     10,181     12,242
                           ---------- ---------- ---------- ----------
 Net interest income            6,422      5,901     12,626     11,449
 Provision for loan
  losses                        2,500        125      4,500        325
 Non-interest income            1,816      1,646      3,674      3,254
 Non-interest expense           5,329      4,825     10,405      9,477
                           ---------- ---------- ---------- ----------
 Income before taxes              409      2,597      1,395      4,901
 Income tax expense               (18)       809        187      1,483
                           ---------- ---------- ---------- ----------
 Net income                $      427 $    1,788 $    1,208 $    3,418
                           ---------- ---------- ---------- ----------

 Per Shares Ratios (1):
 Basic earnings per
  share                         $0.10      $0.41      $0.27      $0.78
 Diluted earnings per
  share                         $0.10      $0.40      $0.27      $0.77
 Dividends declared
  per share                     $0.15      $0.13      $0.30      $0.26
 Book value per share          $14.44     $13.91     $14.44     $13.91

 Common Share Data (1):
 Outstanding at
  period end                4,468,235  4,417,501  4,468,235  4,417,501
 Weighted average
  outstanding               4,426,205  4,375,802  4,420,705  4,359,579
 Diluted weighted
  average outstanding       4,468,235  4,430,599  4,461,106  4,419,414

 (1) Per share and share amounts reflect 15% stock dividend issued during the fourth quarter of 2007.

 Balance Sheet Highlights

 Average Balances:
 Total assets              $  791,088 $  751,797 $  795,765 $  737,520
 Earning assets               731,253    687,750    733,790    674,224
 Loans                        653,252    606,779    655,017    594,830
 Deposits                     518,587    501,271    525,116    495,006
 Interest bearing
  deposits                    451,860    437,106    460,918    431,206
 Noninterest bearing
  deposits                     66,727     64,165     64,198     63,800
 Other borrowings             190,362    171,796    188,152    165,397
 Junior subordinated
  debentures                   10,310     10,310     10,310     10,310
 Shareholders' equity          65,409     61,629     65,316     60,846

 Performance Ratios:
 Return on average
  assets                        0.22%      0.95%      0.31%      0.93%
 Return on average
  shareholders' equity          2.63%     11.64%      3.72%     11.33%
 Net interest margin
 (fully tax equivalent          3.61%      3.51%      3.53%      3.50%
  at 38%)
 Efficiency ratio              64.17%     62.90%     63.18%     63.07%

                             Three Months Ended      Six Months Ended
                                  June 30                 June 30
                               2008      2007       2008        2007
                                (Unaudited)           (Unaudited)
 Asset Quality:
 Nonperforming loans      $    17,464   $  1,848   $ 17,464   $  1,848
 Other real estate              1,255        152      1,255        152
   Total nonperforming
    assets                     18,719      2,000     18,719      2,000
 Net charge-offs/
  write-downs                     107         58      1,383         95
 Net charge-offs/
  write-downs to                0.02%      0.01%      0.21%      0.02%
  average loans
 Allowance for loan
  losses to
  nonperforming loans          56.55%    347.94%     56.55%    347.94%
 Nonperforming loans
  to total loans                2.71%      0.30%      2.71%      0.30%
 Nonperforming assets
  to total assets               2.39%      0.26%      2.39%      0.26%
 Allowance for loan
  losses to period
  end loans                     1.53%      1.05%      1.53%      1.05%

 Other Selected Ratios:

 Average equity to
  average assets                8.27%      8.20%      8.21%      8.25%
 Average loans to
  average deposits            125.97%    121.05%    124.74%    120.17%
 Average loans to
  average earning
  assets                       89.33%     88.23%     89.26%     88.22%

 Balance Sheet Data
 (Dollars in thousands,
 except per share data)               Period      Period      Period
                                      Ended        Ended       Ended
                                     June 30      Dec. 31     June 30
                                      2008         2007        2007
                                   (Unaudited)             (Unaudited)
 Assets:
 Cash and cash equivalents:
   Cash and due from banks          $  15,110    $  29,142   $  26,255
   Interest bearing deposit
    accounts                              188          267         120
                                    ---------    ---------   ---------
     Total cash and cash
      equivalents                      15,298       29,409      26,375
 Investment securities:
  Securities held-for-sale             67,492       71,542      74,028
  Securities held-to-maturity             270          270         325
  Nonmarketable equity
   securities                           9,659        9,503       9,056
                                    ---------    ---------   ---------
    Total investment
     securities                        77,421       81,315      83,409
 Loans held for sale                    1,014          631       1,283
 Loans receivable                     644,895      645,154     614,107
 Allowance for loan losses            (9,876)      (6,759)     (6,430)
 Premises and equipment, net           17,696       16,729      15,651
 Intangible assets                      9,731        9,956      10,191
 Other assets                          26,469       24,163      24,111
                                    ---------    ---------   ---------
    Total assets                    $ 782,648    $ 800,598   $ 768,697
                                    ---------    ---------   ---------

 Liabilities and shareholders'
  equity:
 Deposits:
   Noninterest bearing              $  69,020    $  62,175   $  66,212
   Interest bearing                   430,271      457,897     450,246
                                    ---------    ---------   ---------
     Total deposits                   499,291      520,072     516,458
 Federal funds purchased               55,191       47,705      31,139
 Securities sold under
  agreements to repurchase             11,389       14,561      17,075
 FHLB advances                        135,475      135,525     125,575
 Junior subordinated
  debentures                           10,310       10,310      10,310
 Other liabilities                      6,468        7,578       6,696
                                    ---------    ---------   ---------
   Total liabilities                $ 718,124    $ 735,751   $ 707,253
                                    ---------    ---------   ---------

 Shareholders' equity:
 Common stock: $1 par value;
  10 million shares
  authorized                            5,668        5,604       4,871
 Nonvested restricted stock              (661)        (443)       (717)
 Capital surplus                       62,425       61,600      48,458
 Accumulated other
  comprehensive income                    151          485        (702)
 Retained earnings                     14,356       15,016      26,656
 Treasury stock, at cost              (17,415)     (17,415)    (17,122)
                                    ---------    ---------   ---------
    Total shareholders'
     equity                            64,524       64,847      61,444
                                    ---------    ---------   ---------
    Total liabilities and
     shareholders' equity           $ 782,648    $ 800,598   $ 768,697
                                    ---------    ---------   ---------

 Income Statement Data
 (Dollars in thousands,     Three Months Ended      Six Months Ended
  except per                     June 30                 June 30
  share data)               2008         2007       2008        2007
                              (Unaudited)             (Unaudited)
 Interest income:
  Interest and fees
   on loans               $  9,981    $ 11,268    $ 20,853    $ 21,860
  Interest on
   investment
   securities                  962         945       1,950       1,817
  Interest on
   federal funds sold
   and Interest-bearing
   deposits                      1           3           4          14
                          --------    --------    --------    --------
     Total interest
      income                10,944      12,216      22,807      23,691

 Interest expense:
  Interest on
   deposits                  2,574       4,093       6,127       7,939
  Interest on
   borrowings                1,948       2,222       4,054       4,303
                          --------    --------    --------    --------
      Total interest
       expense               4,522       6,315      10,181      12,242

 Net interest income         6,422       5,901      12,626      11,449
 Provision for loan
  losses                     2,500         125       4,500         325
                          --------    --------    --------    --------
 Net interest income
  after provision            3,922       5,776       8,126      11,124
 Non-interest income:
  Service charges on
   deposit accounts            583         602       1,169       1,185
  Gain on sale of
   loans held for
   sale                        329         320         603         578
  Fees from brokerage
   services                     48          48          93         105
  Income from
   fiduciary
   activities                  488         365         956         746
  Gain on sale of
   securities                    1          --          98          --
   held-for-sale
  Gain on sale of
   premises and                 --          --          --          15
   equipment
  Other operating
   income                      367         311         755         625
                          --------    --------    --------    --------
   Total non-interest
    income                   1,816       1,646       3,674       3,254
 Non-interest expense:
  Salaries and
   employee benefits         2,992       2,770       5,908       5,514
  Net occupancy
   expense                     327         266         656         548
  Amortization of
   intangible assets           111         116         225         235
  Furniture and
   equipment expense           243         225         478         434
  Loss on sale of
   securities
   held-for-sale                --          --          --          53
  Other operating
   expenses                  1,656       1,448       3,138       2,693
                          --------    --------    --------    --------
   Total non-interest
    expense                  5,329       4,825      10,405       9,477
 Income before taxes           409       2,597       1,395       4,901
 Income tax expense            (18)        809         187       1,483
                          --------    --------    --------    --------
 Net income               $    427    $  1,788    $  1,208    $  3,418
                          --------    --------    --------    --------

                      June 30,         December 31,        June 30,
 (Dollars in           2008               2007              2007
  thousands)     Balance  Percent   Balance   Percent  Balance  Percent
 Loans:
 Commercial and
  agricultural   $ 44,202    6.85%  $ 44,467    6.89% $ 42,914    6.99%
 Real Estate -
  construction    202,239   31.36%   167,180   25.91%  172,339   28.06%
 Real Estate -
  mortgage and
  commercial      332,295   51.53%   364,668   56.53%  325,134   52.94%
 Home equity       44,066    6.83%    42,628    6.61%   40,197    6.55%
 Consumer -
  Installment      20,689    3.21%    24,706    3.83%   32,007    5.21%
 Other              1,404    0.22%     1,505    0.23%    1,516    0.25%
                 --------  ------   --------  ------  --------  ------
   Total         $644,895  100.00%  $645,154  100.00% $614,107  100.00%
                 --------  ------   --------  ------  --------  ------

                     June 30,         December 31,         June 30,
 (Dollars in           2008               2007              2007
  thousands)     Balance  Percent   Balance   Percent  Balance  Percent
 Deposits:
 Noninterest
  bearing
  demand         $ 69,020   13.82%  $ 62,175   11.96% $ 66,212   12.82%
 Interest
  bearing
  demand           64,477   12.91%    64,175   12.34%   67,341   13.04%
 Money market
  and savings     194,602   38.98%   215,486   41.43%  198,295   38.39%
 Certificates
  of deposit      171,192   34.29%   178,236   34.27%  184,610   35.75%
                 --------  ------   --------  ------  --------  ------
  Total          $499,291  100.00%  $520,072  100.00% $516,458  100.00%
                 --------  ------   --------  ------  --------  ------

 Wealth Management Group
  Fiduciary and Related
  Services:
  (Dollars in thousands,
  except number of accounts)        June 30,  December 31,    June 30,
                                      2008        2007          2007

 Market value of accounts          $ 471,603    $ 475,818    $ 448,631
 Market value of
  discretionary accounts           $ 198,753    $ 201,111    $ 184,058
 Market value of
   non-discretionary
   accounts                        $ 272,850    $ 274,707    $ 264,573
 Total number of accounts              1,227        1,183        1,139

 Yield/Rate Analysis YTD

                       Three Months Ended           Three Months Ended
                         June 30, 2008                 June 30, 2007
                     -------------------------------------------------
 (Dollars in         Average           Yield/  Average           Yield/
  thousands)         Balance  Interest Rate    Balance  Interest  Rate
                     -------------------------------------------------
 ASSETS

 Loans(1)(3)         $653,252  $ 9,991  6.15%  $606,779  $11,302  7.47%
 Securities,
  taxable(2)           38,811      500  5.18%    46,630      504  4.34%
 Securities,
  nontaxable
  (2)(3)               29,262      446  6.13%    25,048      395  6.33%
 Nonmarketable
  Equity
  Securities            9,661      139  5.79%     9,056      136  6.02%
 Fed funds sold
  and other
  (incl. FHLB)            266        2  3.02%       237        3  5.08%
                     -----------------         -----------------
    Total earning
     assets          $731,252  $11,078  6.09%  $687,750  $12,340  7.20%
 Non-earning
  assets               59,836                    64,047
                     --------                  --------
    Total assets     $791,088                  $751,797
                     ========                  ========

 LIABILITIES AND
 STOCKHOLDERS' EQUITY
 Transaction
  accounts           $230,424  $   709  1.24%  $216,585  $ 1,629  3.02%
 Regular savings
  accounts             36,285      205  2.27%    39,547      258  2.62%
 Certificates
  of deposit          185,149    1,663  3.61%   180,974    2,207  4.89%
 Other short
  term
  borrowings           54,835      306  2.24%    46,213      592  5.14%
 FHLB Advances        135,527    1,459  4.33%   125,583    1,449  4.63%
 Junior
  subordinate
  debentures           10,310      180  7.02%    10,310      180  7.00%
                     -----------------         -----------------
    Total
     interest-
     bearing
     liabilities     $652,530  $ 4,522  2.79%  $619,212  $ 6,315  4.09%
 Non-interest
  bearing
  liabilities          73,149                    70,956
 Stockholders'
  equity               65,409                    61,629
                     --------                  --------
     Total
      liabilities
      & equity       $791,088                  $751,797
                     ========                  ========

 Net interest
  income/
  interest rate
  spread                       $ 6,556  3.30%            $ 6,025  3.11%
                               =======  ====             =======  ====

 Net yield on
  earning assets                        3.61%                     3.51%
                                        ====                      ====

 Yield/Rate Analysis YTD

                         Six Months Ended          Six Months Ended
                          June 30, 2008              June 30, 2007
                     -------------------------------------------------
 (Dollars in         Average           Yield/  Average           Yield/
  thousands)         Balance  Interest  Rate   Balance  Interest  Rate
                     -------------------------------------------------
 ASSETS
 Loans(1)(3)         $655,017 $ 20,876  6.41%  $594,830  $21,906  7.43%
 Securities,
  taxable(2)           39,619    1,023  5.19%    44,293      953  4.34%
 Securities,
  nontaxable(2)
  (3)                  29,287      891  6.12%    25,798      813  6.36%
 Nonmarketable
  Equity
  Securities            9,587      281  5.89%     8,763      259  5.96%
 Fed funds sold
  and other
   (incl. FHLB)           280        4  2.87%       540       14  5.23%
                     -----------------         -----------------

    Total
     earning
     assets          $733,790  $23,075  6.32%  $674,224  $23,945  7.16%
 Non-earning
  assets               61,975                    63,296
                     --------                  --------
    Total assets     $795,765                  $737,520
                     ========                  ========

 LIABILITIES AND
  STOCKHOLDERS' EQUITY
 Transaction
  accounts           $235,081  $ 1,883  1.61%  $206,189  $ 2,998  2.93%
 Regular savings
   accounts            36,059      441  2.46%    39,376      503  2.58%
 Certificates
  of deposit          189,778    3,803  4.03%   185,641    4,438  4.82%
 Other short
  term
  borrowings           52,635      737  2.82%    45,437    1,168  5.18%
 FHLB Advances        135,518    2,956  4.39%   119,960    2,774  4.66%
 Junior
  subordinate
  debentures           10,310      361  7.04%    10,310      361  7.06%
                     -----------------         -----------------
    Total
     interest-
     bearing
     liabilities     $659,381  $10,181  3.11%  $606,913  $12,242  4.07%
 Non-interest
  bearing
  liabilities          71,068                    69,761
 Stockholders'
  equity               65,316                    60,846
                     --------                  --------
     Total
      liabilities
      & equity       $795,765                  $737,520
                     ========                  ========

 Net interest
  income/
  interest rate
  spread                       $12,894  3.21%            $11,703  3.09%
                               =============             =============

 Net yield on
  earning assets                        3.53%                     3.50%
                                        ====                      ====

 (1)  The effect of loans in nonaccrual status and fees collected is not significant to the computations.
 (2)  Average investment securities exclude the valuation allowance on securities available-for-sale.
 (3)  Fully tax-equivalent basis at 38% tax rate for nontaxable securities and loans.

CONTACT: Community Capital Corporation
         R. Wesley Brewer, Executive Vice President/CFO
           864-941-8290
           wbrewer@capitalbanksc.com
         Lee Lee M. Lee, Controller/VP of Investor Relations
           864-941-8242
           llee@capitalbanksc.com
         www.comcapcorp.com